UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013 (May 24, 2013)

CONTINENTAL MATERIALS
CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03834	36-2274391
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 South Wacker Dr., Suite 4000 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 541-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A updates information provided on a Form 8-K filed on May 24, 2013, relating to disclosures made under Item 5.07 associated with Continental Material’s (the “Company”) Annual Meeting of Stockholders held on May 22, 2013 (the “Annual Meeting”).

ITEM 5.07                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

As previously reported, at the Annual Meeting, in a non-binding advisory vote, a plurality of the votes cast voted in favor of three years as the frequency with which the Company should hold future non-binding advisory votes on the compensation of its named executive officers (“Say-On-Pay”).  The Company’s Board of Directors has considered the outcome of this advisory vote and has determined that a stockholder vote on Say-On-Pay will be included in its proxy materials every three years, until the next required vote on the frequency of stockholder vote on Say-On-Pay.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL MATERIALS CORPORATION

Date: October 10, 2013	By:	/s/ Joseph J. Sum
Joseph J. Sum
Chief Financial Officer